MERRILL LYNCH IRA ANNUITY

Issued by

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated October 3, 2017

to the

Prospectus dated May 1, 2015

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated October 3, 2017

to the

Prospectus dated May 1, 2005

The supplement dated February 8, 2017, contained a typographical error in the table of Subaccount and Portfolio names. “VP – Service Class” should be deleted from the Subaccount and Portfolio names. The following replaces the table which was included in the February 8, 2017 supplement.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced	J.P.Morgan Investment Management, Inc., and Aegon USA Investment Management, LLC

Investment Objective: High total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.

TA Asset Allocation – Conservative	Transamerica Asset Allocation – Conservative	J.P.Morgan Investment Management, Inc.

Investment Objective: Seeks current income and preservation of capital

TA Asset Allocation – Moderate	Transamerica Asset Allocation – Moderate VP	J.P.Morgan Investment Management, Inc.

Investment Objective: Seeks capital appreciation and current income.

TA Asset Allocation – Moderate Growth	Transamerica Asset Allocation – Moderate Growth VP	J.P.Morgan Investment Management, Inc.

Investment Objective: Seeks capital appreciation with current income as a secondary objective.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch IRA Annuity dated May 1, 2015 and May 1, 2005, respectively